Securities and Exchange Commission
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 16, 2012

BAY ACQUISITION CORP.
 (Name of Registrant as specified in its charter)

Nevada	000-28099	77-0571784
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

420 Lexington Avenue
Suite 2320
New York, NY 10170
 (212) 661-6800
(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets

On  February 13, 2012, we entered into a Stock Purchase Agreement (the “Agreement) with Goozex, Inc., a Maryland corporation (“Goozex”) and the principal stockholders of Goozex (the “Principal Goozex Stockholders”) for the shares of Goozex owned by the Principal Goozex Stockholders.  Subsequently, we also entered into individual agreements with the 15 minority stockholders of Goozex to acquire their shares of Goozex (collectively with the Principal Goozex Stockholders, the “Sellers”).

On or about November 16, 2012, the Company acquired all of the issued and outstanding shares of Goozex from the Sellers in exchange for a total of $150,000 and we will issue to the Sellers a total of 3,513,400 newly issued shares of our common stock.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements contained in this Form 8-K that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements about the Registrant’s expectations, beliefs, intentions or strategies for the future, which are indicated by words or phrases such as “anticipate,” “expect,” “intend,” “plan,” “will,” “the Registrant believes,” “management believes” and similar words or phrases. The forward-looking statements are based on the Registrant’s current expectations and are subject to certain risks, uncertainties and assumptions. The Registrant’s actual results could differ materially from results anticipated in these forward-looking statements. All forward-looking statements included in this document are based on information available to the Registrant on the date hereof, and the Registrant assumes no obligation to update any such forward-looking statements.

Goozex’ Business

Goozex.com is a leading online platform for trading used video games. It connects users across the United States and allows them to trade or purchase video games utilizing Goozex Points. Goozex guarantees each trade.  Goozex’s vision is to revolutionize the way used video games are bought and sold by allowing gamers to trade used games quickly, easily, and for a higher value compared with other alternatives.

When launched in July 2006, Goozex.com was the first trading platform for video games based on an automatic point system. Today, Goozex believes it is the sole significant player in this market, and its platform makes available a larger array of video game titles and an active user base.  With a solid community of gamers, Goozex has the potential to offer advertisers access to a valuable demographics to promote and advertise their products and services.

The Goozex System

A cornerstone of the Goozex platform is its proprietary point system known as “Goozex Points.” The Goozex system automatically assigns a Goozex Point value to each and every video game based on several factors, including demand and supply. The point value is proportional to the fair market value of each game in the used video game market. Each video game is assigned a specific number of Goozex points (from 100 to 1,000). The point value of each game is determined through a proprietary algorithm that takes into consideration: MSRP, age of the game, supply and demand, and the rating assigned to that game by other Goozex users. The our proprietary point assignment algorithm is trade secret intellectual property of Goozex

Using our internal Goozex Points, we provide a unique trading platform that allows online trading of physical goods among several users.  We deliver the following services:

• Point-based automatic trading platform Community experience, user-driven content Video game reviews and multi-media information on game products.

• The system allows users to trade their video games in exchange for Goozex Points, which can then be used to receive video games from other users. Users do not pay cash for the video games – but instead use the Points and pay only a $1.99 transaction fee to Goozex and shipping costs.

• The Goozex system also provides users the ability to build and develop a video game community through the exchange of messages, the sharing of informal video game information, and the posting of reviews and ratings. This is in addition to allowing users to search an extensive database of video games and develop a personalized list of “requests” and “offers.”

• Because the basis of the Goozex system is a transaction directly between the buyer and the seller, we never take any product into inventory nor do we spend any money to acquire the games being sold.  We act only as a facilitator for each transaction.

Sources of Revenue

Goozex earns revenues from three primary sources:

1. Trading revenues consisting of (i) a transaction fee of $1.99 from the buyer every time there is a transaction and (ii) the sale of Goozex points to buyers who need them to acquire games from sellers.  These fee are paid by the buyer via credit card or Paypal. Goozex received approximately $122,800 from trading revenue in 2011.

2. Goozex also derives revenue from the sale of prepaid shipping labels to sellers. Goozex received approximately $98,300 from these sales in 2011.

3.  Goozex also received approximately $7,945 from advertisements on the Goozex.com Website and affiliate sales in 2011.

Value to Users

Goozex offers its users a compelling value proposition and a unique set of features that clearly differentiates its service from competitors and substitutes:

• Fair Market Value: Users maximize the fair market value of their unwanted games and leverage their personal inventory to receive different games.

• Competitive Pricing: A competitive price of $1.99 per transaction when compared to existing alternatives for used video games such as brick-and-mortar stores and online auctioneers.

• Community: An exciting user experience provided by an intuitive, simple, yet powerful user interface promotes interaction between users.

• Fast Service: Speed and ease-of-use delivered by a proprietary back-end system that automatically manages supply and carries out user transactions in real-time.

Goozex offers advertisers a target approach for advertising:

• Valuable demographic segment: Goozex offers access to males 18 – 35 years old.

• Targeted advertising: Goozex’s users, by definition, have a strong interest in video games, which is information that advertisers and use to precisely target advertisements.

• Product recommendation: Individual products and accessories can be tied to each game detail page, providing very specific purchase recommendations to users. (For example, if a user browses for one of the games in the Microsoft “Halo” series for the Xbox, he/she may see an advertisement for the Xbox Live Halo Edition Headset or a Halo faceplate for the Xbox 360).

How Goozex.com works

• Users accumulate Goozex points by trading away video games they own in exchange for Points, or by purchasing them from the system.

• Membership is free and access to the system is immediate upon sign-up.

• Users then browse the site database and create two lists:

• “My Library”: video games they own and are willing to trade;

• “My Requests”: video games they wish to receive from other users.

• Goozex automatically matches requests and offers between different users, and creates a connection between users. Upon finding a match the system notifies the seller via email and requests confirmation of the item’s availability for trading. The seller then confirms the intent to trade, puts the game into a mailing envelope, and ships the original video game to the buyer.

• Upon confirmation of shipment, the system transfers the requisite number of Goozex points from the buyer’s account to the seller’s. The buyer pays a transaction fee of $1.99 to Goozex and in many cases also purchases from us a prepaid shipping label.

• To complete the trade, when the buyer receives the game, he/she will provide feedback about the transaction. Each seller is assigned a quality profile based on the feedback received from their buyers.

• All trades are 100% guaranteed: if a game is lost, broken or counterfeited, the buyer is refunded all Points spent plus the trading credit. The feedback system insures unreliable sellers are quickly weeded out of the system.

Target Market

Goozex participates in a youthful, growing market. The video game industry has seen explosive growth worldwide over the last ten years and is now one of the fastest growing areas of entertainment across the globe. According to the Entertainment Software Association, the market for video games approximately reached $16 billion in both 2009 and 2010.  CNBC estimates that the used video games market in the US in 2010 was from $2 to $3 billion.

According to the Web research firm, Alexa.com, compared with internet averages, Goozex.com appeals more to users who are under the age of 35; its audience also tends to consist of childless men browsing from home who have no postgraduate education and have incomes between $30,000 and $100,000.

While the market has increased Goozex’s revenues declined. The Company believes it can reverse this trend with increased marketing.

Goozex caters to gamers at all levels – from “hardcore” gamers who want to maximize the number of games they play, to “casual gamers” who want to update their limited collections of games. Both groups have a finite budget and a desire to play more games, which makes them an ideal target for the Goozex service.

Goozex’ target market is men and women between the ages of 18 – 35, who have available income to buy video games, have access to the internet and are tech-savvy enough to embrace this new service. In particular, Goozex has focused on attracting hard-core gamers who are influencers among their friends and family and post their opinions online at one or more of the important gamer community websites.

Competition

Goozex is currently the only significant online trading platform in the US for used video games.  Thus, for customers seeking to trade games online, Goozex is the only credible option.  For customers desiring to buy used video games, our main online competitors are Amazon and eBay and our main bricks and mortal competitors are major retailers such as GameStop and BestBuy.

Infrastructure

Goozex does not own or maintain any infrastructure related to its Website.  All of Goozex’ Web servers and other infrastructure is outsourced to third parties.

Offices

Goozex is currently located in Web incubator office space at the University of Maryland.  After closing, the Company’s offices will be moved to New York City office space provided by one of the Company’s primary shareholders.  The Company will not be obligated to pay any rent for a period of six months and thereafter, will negotiate a fair market rent for its office space.

Employees

As of the Closing of the Goozex acquisition, we will have only one (1) employee our President.   While we plan on hiring additional staff, we will be relying upon the former principals of Goozex to provide us with assistance on a consulting basis and other third party consultants until we can hire any additional employees which we deem necessary to operate our business.

Intellectual Property

The Company’s success will depend, at least in part, on our ability to protect our core technology and intellectual property particularly its proprietary point assignment algorithm which is a trade secret of Goozex. We have no patent protection for our technology.  We rely on employee and third party nondisclosure agreements, to protect our proprietary rights in our technology. Goozex also has registered trademarks and copyrights covering its trade names and logos.

Government Regulation

Goozex is subject to a number of foreign and domestic laws and regulations that affect companies conducting business on the Internet, many of which are still evolving and could be interpreted in ways that could harm its business.  In the U.S. and abroad, laws relating to the liability of providers of online services for activities of their users and other third parties are currently being tested by a number of claims, including actions based on invasion of privacy and other torts, unfair competition, copyright and trademark infringement, and other theories based on the nature and content of the materials searched, the ads posted, or the content provided by users.  Any court ruling or other governmental action that imposes liability on providers of online services for the activities of their users and other third parties could harm Goozex’ business.

In the area of information security and data protection, many states have passed laws requiring notification to users when there is a security breach for personal data, such as the 2002 amendment to California’s Information Practices Act, or requiring the adoption of minimum information security standards that are often vaguely defined and difficult to practically implement.  The costs of compliance with these laws may increase in the future as a result of changes in interpretation.  Furthermore, any failure on Goozex’ part to comply with these laws may subject us to significant liabilities.

Goozex is also subject to federal, state and foreign laws regarding privacy and protection of member data. Goozex posts on Goozex.com its privacy policy and user agreement which describe practices concerning the use, transmission and disclosure of member data.  Any failure by Goozex to comply with its posted privacy policy or privacy related laws and regulations could result in proceedings against Goozex by governmental authorities or others, which could harm Goozex business.  In addition, the interpretation of data protection laws, and their application to the Internet is unclear and in a state of flux.  There is a risk that these laws may be interpreted and applied in conflicting ways from state to state, country to country, or region to region, and in a manner that is not consistent with Goozex’ data protection practices.  Complying with these varying international requirements could cause Goozex to incur additional costs and change its business practices.  Further, any failure by Goozex to adequately protect its members’ privacy and data could result in a loss of member confidence in Goozex’ services and ultimately in a loss of members and customers, which could adversely affect Goozex’ business.

Legal Proceedings

We are not aware of any pending or threatened legal proceedings involving our company or its assets.

Item 3.02  Unregistered Sales of Equity Securities

On  February 13, 2012, we entered into a Stock Purchase Agreement (the “Agreement) with Goozex, Inc., a Maryland corporation (“Goozex”) and the principal stockholders of Goozex (the “Principal Goozex Stockholders”) for the shares of Goozex owned by the Principal Goozex Stockholders.  Subsequently, we also entered into individual agreements with the 15 minority stockholders of Goozex to acquire their shares of Goozex (collectively with the Principal Goozex Stockholders, the “Sellers”).  In consideration for the purchase all of the shares of Goozex from the Sellers, we are obligated to issue to the Sellers a total of 3,513,400 newly issued shares of our common stock.  The securities were offered and sold to investors in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act, and Rule 506 promulgated thereunder. Each of the persons and/or entities receiving our securities qualified as an accredited investor (as defined by Rule 501 under the Securities Act). These securities were issued as restricted securities and the certificates were stamped with restrictive legends to prevent any resale without registration under the Act or in compliance with an exemption. There was no prior relationship between the Company and any of the Principal Goozex Stockholders.

In addition, on November 16, 2012, the Company closed on a private placement financing in the amount of $517,000 with eight investors who will receive a total of 1,551,00 newly issued shares of our common stock.  The investors each paid $0.33 per share.  The securities were offered and sold to investors in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act, and Rule 506 promulgated thereunder. Each of the persons and/or entities receiving our securities qualified as an accredited investor (as defined by Rule 501 under the Securities Act). These securities were issued as restricted securities and the certificates were stamped with restrictive legends to prevent any resale without registration under the Act or in compliance with an exemption. There was no prior relationship between the Company and any of the investors.

Item 5.06  Change in Shell Company Status.

Prior to the closing of the reverse acquisition, the Company was a “shell company” as defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act. As described in Item 2.01 above, which is incorporated by reference into this Item 5.06, the Company ceased being a shell company upon acquisition Goozex on November 16, 2012.

Item  9.01  Financial Statements and Exhibits

Exhibit	Description

10.1	Stock Purchase Agreement (attached as Exhibit 10.1 to the Form 8-K filed on March 15, 2012).

99.1	Auditor’s Report and audited financial statements of Goozex for the period from January 1, 2010 through December 31, 2011 and financial statements of Goozex for the period from January 1, 2012 through June 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bay Acquisition Corp.

Dated: December 11, 2012	By:	/s/ Paul Goodman
Paul Goodman, President